EntrepreneurShares Series Trust™

Name	Ticker Symbol

ERShares Entrepreneurs ETF (formerly ERShares Entrepreneur 30 ETF)	ENTR

ERShares NextGen Entrepreneurs ETF (formerly ERShares Non-US Small Cap ETF)	ERSX

January 27, 2021

This information supplements certain information contained in the Prospectus and Statement of Additional Information (“SAI”) for the Funds, each dated October 28, 2020, as supplemented January 22, 2021.

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Effective as of February 5, 2021, the name of the ERShares Entrepreneur 30 ETF is changed to “ERShares Entrepreneurs ETF”; and the name of the ERShares Non-US Small Cap ETF is changed to “ERShares NextGen Entrepreneurs ETF.” All references to each Fund in the Prospectus and SAI are hereby revised to reflect the respective Fund’s new name.

Effective on March 23, 2020:

Each Fund will begin to pursue an active rather than passive investment strategy. In furtherance of this change, each Fund’s investment objective will be revised as follows:

•	The ERShares Entrepreneurs ETF seeks long-term capital appreciation.

•	The ERShares NextGen Entrepreneurs ETF seeks long-term capital appreciation.

Each Fund will no longer pursue an investment policy to track its respective underlying index. All references to that end are hereby deleted from the Prospectus and SAI.

Each Fund’s concentration policy will no longer allow concentration in an industry if the underlying index concentrated in an industry. Therefore, subject to shareholder approval, each Fund’s concentration policy will be revised to read as follows:

A Fund may not concentrate in securities of non-governmental issuers whose principal business activities are in the same industry, or group of industries. Non-governmental issuers for purpose of this restriction is broadly defined as all issuers other than the United States government, any state or municipality but not including for these purposes any issuers of revenue bonds or other project cash-flow based financings, non-U.S. governmental issuers or international multilateral agency issuers.

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You should read this Supplement in conjunction with the current Prospectus and the Statement of Additional Information for the Fund, dated October 28, 2020, as supplemented January 22, 2021 which provides information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-877-271-8811 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

Please retain this Supplement for future reference.